UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2016 (January 25, 2016)

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Calamos Court Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously reported in the Current Report on Form 8-K dated January 25, 2016, the Audit Committee of the Board of Directors of Calamos Asset Management, Inc. (“Corporation”) approved the dismissal of RSM US LLP (“RSM”) as the Corporation’s independent registered public accounting firm effective upon the completion of its audit of the Corporation’s consolidated financial statements as of and for the year ending December 31, 2015 and the effectiveness of the Corporation’s internal control over financial reporting as of December 31, 2015 and all other procedures related to filing the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. On March 11, 2016, the Corporation filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

No audit report of RSM, on the Corporation’s consolidated financial statements or effectiveness of internal control over financial reporting for either of the past two fiscal years, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s two most recent fiscal years: (i) there were no disagreements between the Corporation and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no reportable events.

As previously reported in the Current Report on Form 8-K dated January 25, 2016, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the Corporation’s two most recent fiscal years neither the Corporation nor anyone on its behalf consulted with Deloitte & Touche regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation that Deloitte & Touche concluded was an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Corporation provided a copy of this Form 8-K/A to RSM. A copy of the letter from RSM addressed to the Securities and Exchange Commission stating that RSM agrees with the statements set forth in this Item 4.01 related to RSM is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1        Letter from RSM US LLP to the Securities and Exchange Commission dated March 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: March 17, 2016	By:	/s/ Nimish S. Bhatt

Nimish S. Bhatt
Senior Vice President,
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from RSM US LLP to the Securities and Exchange Commission dated March 17, 2016.